NINTH AMENDMENT TO CREDIT AGREEMENT AND NOTE

	THIS NINTH AMENDMENT TO CREDIT AGREEMENT AND NOTE ("Ninth Amendment"), made and entered into as of the 25th day of November 1996, by and between DATRON
SYSTEMS INCORPORATED, a Delaware corporation ("Company"), and UNION BANK OF
CALIFORNIA, N.A., a national banking association ("Bank"),

           		   W I T N E S S E T H:

	WHEREAS, on May 11, 1994, the Company and the Bank entered into a certain Credit Agreement and Note (as amended by those certain First, Second, Third, Fourth, Fifth , Sixth, Seventh and Eighth Amendments to Credit Agreement and Note, dated as of October 26, 1994, December 29, 1994, February 28, 1995,
March 31, 1995, August 17, 1995, January 3, 1996, January 31, 1996 and
May 24, 1996, respectively, the "Credit Agreement") pursuant to which the Bank agreed to extend to the Company and the Company agreed to accept from the Bank certain credit facilities more particularly described therein; and

	WHEREAS, the Company and the Bank desire to amend the Credit Agreement
(i) to extend the Facilities Termination Date through and including
June 30, 1998, and (ii) to modify certain of the covenants with which the Company is to comply;

	NOW, THEREFORE, for and in consideration of the premises hereof, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1. All capitalized terms used in this Ninth Amendment shall, unless otherwise defined herein or unless the context otherwise requires, have the meanings given thereto in the Credit Agreement.

	2. Section 1.01 of the Credit Agreement is amended by deleting therefrom the date "December 31, 1997" where it appears on the fourth line of said section and by substituting in lieu thereof the date "June 30, 1998".

	3. Subsection 4.02(i) of the Credit Agreement is amended to read as follows:

		(i)     Tangible Net Worth.  The Company will not, as at the end of any fiscal quarter of the Company, permit its consolidated Tangible Net Worth to be less than the sum of (i) Twenty-four Million Two Hundred Fifty
Thousand Dollars ($24,250,000.00), (ii) seventy-five percent (75%) of the cumulative consolidated net after tax profits of the Company for all fiscal quarters of the Company ending after March 31, 1996 and on or prior to the date of computation (without reduction, however, for consolidated net after tax losses sustained by the Company for any of such fiscal quarters) and
(iii) the aggregate amount of all infusions of equity
made on or after April 1, 1996.

	4. Subsection 4.02(k) of the Credit Agreement is amended to read as follows:

(k) Profitability. The Company will not (i) permit its consolidated net after tax profits to be less than (A) Seven Hundred Thousand Dollars ($700,000.00) for the year-to-date fiscal period of the Company ending December 31, 1996, and (B) One Million Five Hundred Thousand Dollars ($1,500,000.00) for the fiscal year of the Company ending March 31, 1997 or for any subsequent fiscal year of the Company, and (ii) suffer or incur a consolidated net after tax loss for any two (2) consecutive fiscal quarters of the Company.

 5. This Ninth Amendment shall become effective on the date on which the Bank shall have received the following:

(a)     This Ninth Amendment, duly executed by the Company; and

(b) Two (2) written consents to entry by the Company into this Ninth Amendment, each in form and substance satisfactory to the Bank and its counsel, one (1) duly executed by each of D/T and DWC.

6. Except as expressly provided herein, the Credit Agreement is unchanged and remains in full force and effect.

7. This Ninth Amendment shall be governed by and construed in accordance with the laws of the State of California.

8. This Ninth Amendment may be executed in any number of identical counterparts, any set of which signed by both parties hereto shall be deemed to constitute a complete, executed original for all purposes.

	IN WITNESS WHEREOF, the Bank and the Company have caused this Ninth Amendment to be executed as of the day and year first above written.


UNION BANK OF CALIFORNIA,       DATRON SYSTEMS INCORPORATED
N.A.

By:     RICHARD A. PETRIE       By:    WILLIAM L. STEPHAN
Title: Vice President           Title: Vice President and CFO

By:     JACK LENHOF             By:      DAVID A. DERBY
Title: Vice President           Title: President and CEO